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                             WARBURG PINCUS TRUST-
                         INTERNATIONAL EQUITY PORTFOLIO

      SUPPLEMENT OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

     The following supersedes certain information in the prospectus and statement of additional information of the portfolio listed above in the section entitled "Management of the Fund-Portfolio Managers":

     In addition to Co-Portfolio Managers Richard H. King, Harold W. Ehrlich and Vincent J. McBride and Associate Portfolio Manager Nancy Nierman, Harold E. Sharon has been added as Co-Portfolio Manager of the Portfolio. Mr. Sharon, a Managing Director of Warburg since March 1998, previously served as an executive director and portfolio manager at CIBC Oppenheimer from September 1994 through February 1998. Prior to that time, Mr. Sharon was a Senior Vice President of Warburg and Associate Portfolio Manager of the Warburg Pincus International Equity Fund.

Dated: December 24, 1998  16-1298
                          for
                          TRIUS
                          TRGIP
                          TRIPS
                          TRIEQ